Share-based Compensation	9 Months Ended
Sep. 30, 2024
Share-Based Payment Arrangement [Abstract]
Share-based Compensation

Note 6. Share-based Compensation

During the three and nine months ended September 30, 2024 and 2023, the Company granted awards under the 2018 Omnibus Incentive Compensation Plan, previously named the Amended and Restated 2009 Omnibus Incentive Compensation Plan (the “2018 Plan”), and the 2015 Incentive Compensation Plan (the “2015 Plan”). The Compensation Committee of the Board of Directors administers the plans. Under the 2018 Plan, shares of common stock may be issued upon the exercise of stock options, in the form of restricted stock, or in settlement of restricted stock units (“RSUs”) or other awards, including awards with alternative vesting schedules such as performance-based criteria.

The following table presents total share-based compensation expense within each functional line item on the condensed consolidated statements of operations for the three and nine months ended September 30, 2024 and 2023 (in thousands):

	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023
Cost of revenues	$23	$213	$75	$580
Research and development	196	598	437	1,288
Sales and marketing	103	315	314	901
General and administrative	871	997	1,888	2,870
Income from discontinued operations, net of tax	36	144	101	391
Total	$1,229	$2,267	$2,815	$6,030

Stock Options

The Compensation Committee of the Board of Directors determines eligibility, vesting schedules and exercise prices for stock options granted. The Company generally uses the Black-Scholes option pricing model to estimate the fair value of its stock options. For performance stock awards subject to market-based vesting conditions, fair values are determined using the Monte-Carlo simulation model. Stock options generally have a term of ten years and vest over a three to four-year period.

The following table summarizes the Company’s stock option activity for the nine months ended September 30, 2024:

Outstanding – December 31, 2023	545,872
Granted	44,250
Exercised	(333)
Canceled	(271,438)
Outstanding – September 30, 2024	318,351
Exercisable – September 30, 2024	196,498

At September 30, 2024, total unrecognized compensation expense related to stock options was $0.5 million, which is expected to be recognized over a weighted-average period of 3.16 years.

Restricted Stock Units

Pursuant to the 2018 Plan and the 2015 Plan, the Company may issue RSUs that, upon satisfaction of vesting conditions, allow recipients to receive common stock. Issuances of such awards reduce common stock available under the 2018 Plan and 2015 Plan for stock incentive awards. The Company measures compensation cost associated with grants of RSUs at fair value, which is generally the closing price of the Company’s stock on the date of grant. RSUs generally vest over a three- to four-year period.

The following table summarizes the Company’s RSU activity for the nine months ended September 30, 2024:

Non-vested – December 31, 2023	203,008
Granted	1,105,362
Vested	(154,983)
Forfeited	(14,749)
Non-vested – September 30, 2024	1,138,638

At September 30, 2024, total unrecognized compensation expense related to RSUs was $7.8 million, which is expected to be recognized over a weighted-average period of 3.41 years.